UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☑	Soliciting Material Pursuant to §240.14a-12

SOLECTRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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     This communication was delivered to certain Solectron customers on June 8, 2007.

Building a Global Leader: Flextronics and Solectron SAM/PM Team Information Package June 6, 2007 PRIVILEGED AND CONFIDENTIAL

What was announced on June 4, 2007 Total consideration valued at approximately $3.6B This represents a one-day cash and stock premium of approximately 15% and 20%, respectively, over the closing price of $3.37 on June 1, 2007 Transaction subject to shareholder and regulatory approvals Target closing by year-end 2007 Flextronics International, Ltd. ("Flextronics"), to acquire 100% of outstanding shares of Solectron Transaction Consideration Timeline

The merger is good for Solectron Establishes clear leadership in the global EMS industry Creates most diversified EMS company across end-markets, customers, capabilities, and locations Significant benefit to customer competitiveness More innovation Lower costs Substantial synergies driven by clear, achievable cost opportunities Substantial experience in large scale integration of global operations

The transaction leads to Global Supply Chain Leadership Creates a $30+ billion vertically integrated EMS company Operating in 35 countries Approximately 200,000 employees, including 4,000 design engineers Diversified Blue Chip Customer Base Leader in Consumer & Mobile Electronics Diversified / Global Platform Leader in High End Computing & Communications Market Strong Financial Profile & Balance Sheet World Class After-Market Support & Repair Services Superior Design & ODM Offering Leading Vertical Integration Capabilities

We gain a more diversified position across market segments Note: Data represents last quarter (March 2007) annualized as per company filings. Over $30 billion of combined company revenues, well-diversified across target segments. Pro Forma 10% 23% 12% 31% 24% 34% 41% 13% 12% 20% 19% 12% 30% 19% Computing Consumer Digital Infrastructure Mobile Industrial, Auto, Medical & Other

Solectron Strengths Shine Solectron strength in complex manufacturing, BTO and CTO Solectron strength in Aftermarket services Strong position in Retail Technical Services Solectron strength in high-end communications and computing market segment Solectron growing presence in emerging market segments Industrial, Medical, Automotive Strong balance sheet Solectron focus and successful implementation of Lean Six Sigma operational excellence Solectron Supply Chain Expertise

Major Solectron Global Sites Somerset Bordeaux Penang Austin Herrenberg Koriyama Jaguariuna Chihuahua Guadalajara Louisville Memphis Toronto Ostersund Sydney Budapest Timisoara Istanbul Huizhou Shenzhen Hong Kong Shanghai Suzhou Beijing Kanata Singapore Batam Raleigh Charlotte Columbia Rosmalen Bangalore Manchester Shonan Scarborough Montreal Norcross Plzen Creedmoor Ibaraki Wilmington Dallas Milpitas

Major Flextronics Global Sites

Business as Usual - Until the deal closes Solectron and Flextronics operate as two independent companies until the deal closes Until then Your contacts at Solectron remain the same Your business dealings with Solectron remain unchanged Your products will be manufactured or serviced at the same sites under the same terms Solectron and Flextronics will compete for your future business, as separate companies

Summary Your Solectron contact will address any questions you have about Flextronics acquisition of Solectron We thank you for your business and look forward to continuing to support your needs in the near term and the long term We will continue to communicate with you and provide updates after the deal closes

Safe Harbor Statement
     This communication contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and Solectron. These forward-looking statements include statements related to the expected timing for closing of the acquisition of Solectron by Flextronics, the expected synergies and benefits to the combined company and its customers from the acquisition, the impact of the acquisition on Flextronics’s earnings per share, the ability of Flextronics to successfully integrate the businesses of the combined company, projected revenue and earnings and related growth and other statements regarding the anticipated future performance of the combined company and the industry in which it operates. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the possibility that the acquisition may not be completed as planned or at all, difficulties or delays in obtaining regulatory or shareholder approvals for the proposed transaction, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, the dependence of the combined company on industries that continually produce technologically advanced products with short life cycles, the ability of the combined company to respond to changes and fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting Flextronics, Solectron and the combined company as described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be provided to Flextronics’s and Solectron’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in their quarterly and annual reports and other filings made by Flextronics and by Solectron with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release are based on current expectations and neither Flextronics nor Solectron assumes any obligation to update these forward-looking statements, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find it:
     In connection with the Merger, Flextronics intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, Solectron and the proposed merger. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or Solectron by directing a written request, as appropriate, to Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
     Participants in the Solicitation:
Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’s proxy statement (Form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at Flextronicsinvestorrelations@flextronics.com. Additional information regarding the directors and executive officers of Solectron is also included in Solectron’s proxy statement (Form DEF 14A) for the 2007 annual stockholders meeting of Solectron, which was filed with the SEC on December 4, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations.